Exhibit 99.1

CHARLES RIVER
LABORATORIES

Contributing to the Search for Healthier Lives™

COMPANY OVERVIEW

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CRITICAL PATH TO DRUG DEVELOPMENT

Discovery
Development
Clinical Trials
Regulatory Submission & Review
~10,000 New Drug Candidates
1 New Drug
Charles River's Primary Focus

7

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GROWTH IN PHARMA R&D SPENDING

Worldwide Pharmaceutical R&D Spending
($ in billions)

CAGR: 7.7%
$40.3
$60.7
$64.1
$67.6
1996
2001
2002
2003E

8

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GROWTH IN PHARMA R&D SPENDING (CONT'D)

Worldwide Pre-Clinical
R&D Spending
($ in billions)
CAGR: 14.1%
$13.4
$30.4
$32.0
$33.8
1996
2001
2002
2003E

9

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BUSINESS SEGMENTS

Research Models

Biomedical Products & Services

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REVENUE COMPOSITION

2002 Sales: $555 million

Research Models
40%
Biomedical Products & Services
60%
Government
5%
Academic
16%
Pharmaceutical and Biotech Companies
79%
Japan
9%
Europe
17%
North America
74%

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MARKET SHARE LEADER

2002 Worldwide Market Opportunity: $475+ million

Other
23%
Charles River
Laboratories
46%
Shizuoka
4%
Taconic Farms
9%
Harlan
11%
The Jackson Laboratory
7%

Source: Company estimates

14

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GROWTH - MORE SALES TO SAME CUSTOMERS

Specialty PK and Toxicology by Disease Area
Specialty Pathology
Proteomics Services
Transgenic Model Development
In Vitro Metabolism and Toxicology
Bioanalytical Chemistry
Pharmacokinetics & Metabolism
Pathology Services
In Vitro Detection Systems
Biotech Safety Testing
Drug Safety Assessment
Vaccine Support Products
Research Support Services
Infectious Disease & Genetic Testing
Transgenic Services
Research Models
1995
2000
2002
2003E

Note: Results are not to scale.

30

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FINANCIAL HIGHLIGHTS

Net Sales

Research Models 4-Year CAGR: 12%

Biomedical Products & Services 4-Year CAGR: 39%

($ in millions)

4-Year CAGR: 24%
$554.6
$465.6
$306.6
$231.4
$88.3
$143.1
$128.6
$178.0
$268.1
$197.5
$330.9
$223.8
1999
2000
2001
2002
Research Models
Biomedical Products & Services

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FINANCIAL HIGHLIGHTS (CONT'D)

Net Sales

Growth: 13.7%
$133.8
$152.1
$76.9
$56.9
$87.0
$65.1
Q1 2002
Q1 2003
Research Models
Biomedical Products & Services

34

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FINANCIAL HIGHLIGHTS (CONT'D)

Operating Income (1)

13.4%
$33.7
$38.2
$14.1
$19.6
$13.6
$24.6
Margins:
Segments:
Corporate:
Q1 2002
25.1%
21.2%
Q1 2003
25.1%
22.3%
Research Models
Biomedical Products & Services

(1) Excludes unallocated corporate overhead

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FINANCIAL HIGHLIGHTS (CONT'D)

EBITDA

Growth: 20%
$33.8
$40.8
Q1 2002
Q1 2003

	Q1 2002	Q1 2003
Margin:	25.3%	26.8%
Cap Ex:	$4.5	$5.2

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FINANCIAL HIGHLIGHTS (CONT'D)

Return on Invested Capital

5.6%
9.4%
12.6%
13.5%
Dec-00
Dec-01
Dec-02
Mar-03

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FINANCIAL HIGHLIGHTS (CONT'D)

Return on Net Operating Assets

20.1%
18.9%
22.3%
22.2%
Dec-00
Dec-01
Dec-02
Mar-03

38

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SOLID FINANCIAL PERFORMANCE

Adjusted Earnings per Share

$0.18
$0.31
$0.41
$0.24
$0.36
$0.26
$0.39
$0.24
$0.36
Q1
Q2
Q3
Q4
2001
2002
2003

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CHARLES RIVER
LABORATORIES

Contributing to the Search for Healthier Lives™

Ticker: CRL

42

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Exhibit 99.1

[CHARLES RIVER LABORATORIES LOGO]

Contributing to the Search for Healthier LivesTM

COMPANY OVERVIEW

[GRAPHIC]	[LOGO]

SAFE HARBOR STATEMENT

This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “estimate,” “plan,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters.  These statements are based on management’s current expectations, and involve a number of risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements, and the Company expressly does not undertake any duty to update forward-looking statements, which speak only as of the date of this document.  Those risks and uncertainties include, but are not limited to:  a decrease in pre-clinical research and development spending or a decrease in the level of outsourced services; acquisition integration risks; special interest groups; contaminations; industry trends; new displacement technologies; outsourcing trends; USDA and FDA regulations; changes in law; continued availability of products and supplies; loss of key personnel; interest rate and foreign currency exchange rate fluctuations; changes in generally accepted accounting principles; and any changes in business, political, or economic conditions due to the threat of future terrorist activity in the U.S. and other parts of the world, and related U.S. military action overseas.  A further description of these risks, uncertainties, and other matters can be found in the Risk Factors detailed in the Company’s Annual Report on Form 10-K as filed on March 20, 2003, with the Securities an d Exchange Commission.

CONTRIBUTING TO THE SEARCH FOR HEALTHIER LIVES

Leading provider of products and services that facilitate drug discovery and development

[GRAPHIC]

A unique focus on the pre-clinical space

INVESTMENT HIGHLIGHTS

•      55 years in business

•      More than 3 decades of consistent growth and profitability

•      2002 financial results

•      Revenues - $555 million

•      Operating margin - 22%

•      5000 employees worldwide

•      20% have been with Charles River 10 years or more

•      Management team average experience — 20 years

[GRAPHIC]

INVESTMENT HIGHLIGHTS

•      Predictable and consistent financial performance

•      Leading market shares

•      Longstanding customers

•      Acquisition track record

•      Experienced management team

•      Growth driven by pharma R&D spending

•      Preclinical outsourcing

[GRAPHIC]

80 production and laboratory facilities in 16 countries

46 contract staffing locations worldwide

CRITICAL PATH TO DRUG DEVELOPMENT

[CHART]

GROWTH IN PHARMA R&D SPENDING

Worldwide Pharmaceutical

R&D Spending

($ in billions)

[CHART]

Sources:  PhRMA Annual Survey 2002; Hambrecht & Quist - Better, Faster, Worldwide Too:

Update On Pharmaceutical Contract Support Organizations, January 1999; Company estimates

Worldwide Pre-Clinical

R&D Spending

($ in billions)

[CHART]

Sources:  PhRMA Annual Survey 2002; Hambrecht & Quist - Better, Faster, Worldwide Too:

Update On Pharmaceutical Contract Support Organizations, January 1999; Company estimates

BUSINESS SEGMENTS

Research Models

Biomedical Products & Services

[GRAPHIC]

REVENUE COMPOSITION

2002 Sales: $555 million

[CHART]

•   Customers include all major pharmaceutical and biotech companies

•   No commercial customer accounts for > 3% of revenues

ANIMAL RESEARCH MODELS:  40% OF REVENUES

•              More than 165 genetically and virally defined research models

•              Movement towards disease models — Diabetes, Alzheimer’s, Cardiovascular

•              Mandated by FDA and global regulatory agencies

[GRAPHIC]

UNIQUE COMPETITIVE ADVANTAGES

•      Global reach

•      Long-standing customer relationships

•      Scientific depth

•      Biosecurity

[GRAPHIC]

MARKET SHARE LEADER

2002 Worldwide Market Opportunity: $475+ million

[CHART]

Charles River is 4x larger than its next competitor

Source:  Company estimates

NEW DEVELOPMENTS

STRATEGIC PARTNERSHIP WITH THE JACKSON LABORATORIES

•      Premier mammalian genetic research institution

•      Hundreds of unique mouse models

•      Exclusive distribution in Europe and Japan

[GRAPHIC]

CAPACITY EXPANSION

•      New production facility in Canada

•      Added 25% more space

•      Massachusetts production facility

•      Added 40% more space

•      California production facility

•      Added 33% more space

[GRAPHIC]

BIOMEDICAL PRODUCTS AND SERVICES: 60% OF REVENUES

•      Focus on high-growth areas of drug discovery and development

•      Discovery Services

•      Development Services

•      in vitro Technologies

•      Vaccine Support Services

•      Enables customers to outsource required drug development procedures

WORLDWIDE MARKET OPPORTUNITY

$4+ billion

[CHART]

Charles River is #1 in all major markets

Sources:  PhRMA Annual Survey 2002; Hambrecht & Quist - Better, Faster, Worldwide Too:

Update On Pharmaceutical Contract Support Organizations, January 1999; Company estimates

DISCOVERY SERVICES

•      Transgenic Services

•      Facilities in US, France, Japan

•      Laboratory and Research Services

•      Genetic testing

•      Infectious disease testing

•      Drug efficacy testing

•      Contract Site Management

•      Approximately 800 employees in the US and Europe

[GRAPHIC]

NEW DEVELOPMENTS

DISCOVERY SERVICES

•      Growth of Transgenic Services business

•      New facility in Wilmington, MA added 70,000 sq ft — 50% occupied, 50% expansion space

•      Expansion in San Diego, CA

•      Growth in

•      Lyon, France

•      Tokyo, Japan

[GRAPHIC]

FULL RANGE OF DEVELOPMENT SERVICES

Entire range of services to take molecule from discovery to FDA filing

•      Drug Safety Assessment

•      Pharmacokinetics / Metabolism

•      Bioanalytical Chemistry

•      Surgery / Pharmacology

•      Biosafety Testing

•      Pathology Services

[GRAPHIC]

NEW DEVELOPMENTS

DEVELOPMENT SERVICES

•      Lower demand for drug safety testing

•      Pharma’s “barbell” focus

•      Biotech’s clinical focus

•      Pharma budgets solidified end of Q1

•      Some potential outsourcing business staying in-house

•      Waiting until last minute to commit to expensive studies

•      Increased capacity

•      Price pressure

MAJOR ACQUISITIONS

BIOLABS – June 2002

Description	Privately held pre-clinical outsourcing services in western Ireland
Performs bioassay, animal health, and medical device support

2001 Revenue	$10 million

Rationale	Established a base for expansion of our services portfolio in Europe

EPS Impact	Accretive

[GRAPHIC]

[BIOLOGICAL LABORATORIES EUROPE LTD. LOGO]

SPRINGBORN LABORATORIES — October 2002

Description	Privately held Ohio-based general and specialty toxicology services

LTM Revenue	$15 million

Rationale	Expanded geographic base and customer base to medium and small biopharmaceutical customers

EPS Impact	Accretive

[GRAPHIC]

[SPRINGBORN LABORATORIES LOGO]

JOINT VENTURE

CHARLES RIVER PROTEOMICS SERVICES – Opened April 2003

80/20 joint venture between Charles River and Proteome Systems Ltd provides leading-edge proteomics testing and analysis to enable researchers to rapidly identify proteins that may have commercial value as drug targets, biomarkers, or as the basis for diagnostic tests

[GRAPHIC]

IN VITRO (NON-ANIMAL) TECHNOLOGIES

•      Only FDA-approved alternative to animal testing

•      Endotoxin testing for injectable drug / medical device lot release

[GRAPHIC]

NEW DEVELOPMENTS

EXPANDED MARKET OPPORTUNITIES

•      In Vitro Pyrogen Test

•      Aimed at $50 million market for lot-release testing of products derived from human blood and biologicals

[GRAPHIC]

EXPANDED MARKET OPPORTUNITIES

•      Portable LAL Device

•      Allows endotoxin testing in the workplace in real time

•      Developed in house

•      Technology leader

•      FDA approval in process

•      Once approved, doubles the market opportunity

[GRAPHIC]

VACCINE SUPPORT PRODUCTS

•      SPF Chicken Eggs

•      Poultry and Human Vaccine Production

[GRAPHIC]

GROWTH - MORE SALES TO SAME CUSTOMERS

[CHART]

Note:  Results are not to scale.

GROWTH THROUGH STRATEGIC ACQUISITIONS

•      21 acquisitions and alliances since 1994

•      Stringent criteria for acquisitions

•      Non-dilutive

•      20% operating margin

•      15%+ top-line growth

•      Leading player

•      Scientific leadership

•      Leverage worldwide infrastructure

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS

Net Sales

Research Models 4-Year CAGR:	12%
Biomedical Products & Services 4-Year CAGR:	39%

($ in millions)

[CHART]

[CHART]

Operating Income(1)

[CHART]

(1)   Excludes unallocated corporate overhead

EBITDA

[CHART]

Return on Invested Capital

[CHART]

Return on Net Operating Assets

[CHART]

SOLID FINANCIAL PERFORMANCE

Adjusted Earnings per Share

[CHART]

STRONG CAPITALIZATION

	As of Mar. 29, 2003	As of Dec. 28, 2002
($ in millions)	Actual	Actual
Cash & Cash Equivalents	$119.0	$127.5

Other Debt	7.6	10.8
Senior Convertible Debentures	185.0	185.0
Total Debt	$192.6	$195.8

Shareholder’s Equity	380.3	357.4
Total Capitalization	$572.9	$553.2
Net Debt / Total Capitalization	12.8%	12.3%

(1)   Adjusted for subsequent retirements of Senior Subordinated Notes and the Senior Convertible Debenture offering.

2003 GUIDANCE

	2003	Q2
Net Sales
Research Models	11-14%
Biomedical Products & Services	11-14%
Total	11-14%	12-14%

Diluted EPS	$1.63-$1.68	$0.40-$ 0.42
Operating Cash Flow	$110-$115 M
CAPEX	$40 M
Free Cash Flow	$70-$75 M

[CHARLES RIVER LABORATORIES LOGO]

Contributing to the Search for Healthier LivesTM

Ticker: CRL

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

RECONCILIATION OF GAAP SALES TO NON-GAAP SALES EXCLUDING FOREIGN EXCHANGE

(dollars in thousands)

	Three Months Ended
	March 29, 2003	March 30, 2002	% Increase

North American Research Model Sales
North American Research Model Sales	$27,539	$24,991	10.2%

Foreign exchange impact	(119)	—
North American Research Model Sales at prior year rates	$27,420	$24,991	9.7%

European Research Model Sales
European Research Model Sales	$18,714	$14,503	29.0%

Foreign exchange impact	(3,236)	—
European Research Model Sales at prior year rates	$15,478	$14,503	6.7%

Japan Research Model Sales
Japan Research Model Sales	$12,990	$11,867	9.5%

Foreign exchange impact	(1,327)	—
Japan Research Model Sales at prior year rates	$11,663	$11,867	-1.7%

Large Model Sales
Large Model Sales	$5,884	$5,538	6.2%

Total Research Model Sales
Total Research Model Sales	$65,127	$56,899	14.5%

Foreign exchange impact	(4,682)	—
Total Research Model Sales at prior year rates	$60,445	$56,899	6.2%

May 5, 2003

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

RECONCILIATION OF GAAP TO NON-GAAP EBITDA

(dollars in thousands)

	Three Months Ended
	March 29, 2003	March 30, 2002

EBITDA

Operating Earning	$33,848	$28,410

Depreciation and amortization	6,925	5,434
EBITDA	$40,773	$33,844

Total Net Sales	$152,125	$133,820

EBITDA as a percent of net sales	26.8%	25.3%

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

RECONCILIATION OF GAAP EPS TO NON-GAAP EPS

(dollars in thousands, except for per share data)

	Three Months Ended
	March 31, 2001	June 30, 2001	September 29, 2001	December 29, 2001	March 30, 2002	June 29, 2002	September 28, 2002	December 28, 2002

Net Income (loss)	$6,951	$9,018	$10,521	$8,917	(2,232)	16,328	18,531	17,505

Add Back:
Loss on debt retirement	365	2,435	1,975	3,291	27,479	1,790	613	—
Non-GAAP impact on provision for income taxes	(128)	(852)	(691)	(1,152)	(10,717)	(698)	(236)	—
Non-GAAP net income	$7,188	$10,601	$11,805	$11,056	$14,530	$17,420	$18,908	$17,505
After tax equivalent Interest Expense	28	27	27	27	$714	$996	$995	$996
Non-GAAP net income for calculation of fully diluted earnings per share	$7,216	$10,628	$11,832	$11,083	$15,244	$18,416	$19,903	$18,501

Non-GAAP Earnings per common share
Basic	$0.20	$0.26	$0.27	$0.25	$0.33	$0.39	$0.42	$0.39
Diluted	$0.18	$0.24	$0.26	$0.24	$0.31	$0.36	$0.39	$0.36

Non-GAAP Weighted average number of common shares outstanding
Basic	36,582,532	40,175,630	43,054,478	44,133,268	44,254,895	44,557,027	44,836,974	45,077,506
3.5% senior convertible debentures					3,401,024	4,759,455	4,759,455	4,759,455
Stock options	985,782	1,036,294	1,089,075	1,101,873	990,494	1,076,211	1,242,543	1,198,628
Warrants	2,718,731	2,711,927	1,407,259	1,034,810	855,707	659,682	523,291	483,054
2% Convertible notes	—	128,315	128,315	128,315	35,251	—	—	—
Non-GAAP Diluted	40,287,045	44,052,166	45,679,127	46,398,266	49,537,371	51,052,375	51,362,263	51,518,643